Exhibit 99.906CERT

EXHIBIT 12 (b)

RULE 30a-2(b) CERTIFICATIONS

In connection with the Report of Cohen & Steers Utility Fund, Inc. (the “Company”) on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam M. Derechin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adam M. Derechin
Adam M. Derechin
Principal Executive Officer
Date: February 27, 2007

EXHIBIT 12 (b)

RULE 30a-2(b) CERTIFICATIONS

In connection with the Report of Cohen & Steers Utility Fund, Inc. (the “Company”) on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Giallanza, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Giallanza
James Giallanza
Principal Financial Officer
Date: February 27, 2007